Exhibit 99.1

NovaBay Pharmaceuticals Completes the Sale of its Eyecare Business to PRN and Further Adjourns its Special Meeting of Stockholders on Dissolution Proposal

Stockholders voted to unlock the value of NovaBay’s Avenova® eyecare business by approving the $11.5 million asset sale

Reconvened Special Meeting adjourned to allow additional time for votes to reach the 50% threshold of outstanding common stock in favor of Proposal Two, providing for the Dissolution of the Company

Stockholders who have not yet voted are strongly encouraged to vote FOR Proposal Two at the Special Meeting scheduled to reconvene on January 30, 2025

EMERYVILLE, Calif. (January 23, 2025) – NovaBay® Pharmaceuticals, Inc. (NYSE American: NBY) (“NovaBay” or the “Company”) announces the completion of the sale of its Avenova eyecare business and related assets to PRN Physician Recommended Nutriceuticals, LLC (“PRN”) for $11.5 million (the “Asset Sale”). The Asset Sale, representing substantially all of the assets of the Company, was consummated pursuant to the Asset Purchase Agreement dated September 19, 2024, as amended, which NovaBay stockholders approved at the Special Meeting of Stockholders (“Special Meeting”) reconvened on January 16, 2025. The Special Meeting has been further adjourned by the Company until January 30, 2025 at 11:00 a.m. Pacific time to allow additional time for stockholders to vote only on the last remaining proposal, Proposal Two, to approve the Company’s liquidation and dissolution (the “Dissolution”) pursuant to the Plan of Complete Liquidation and Dissolution of the Company (the “Plan of Dissolution”).

“The divestiture of our eyecare business has allowed us to monetize this valuable asset and to return value to our stockholders, while providing the Avenova brand an opportunity to grow, flourish and reach its full potential in the future,” said Justin Hall, NovaBay CEO. “This transaction brings significant change to NovaBay, ending one chapter and creating an exciting new opportunity for the Avenova brand. We will be excited to see the brand thrive in the years to come. We appreciate the support of our stockholders in approving this transaction.”

At the Special Meeting that was reconvened on January 16, 2025, approximately 49% of all outstanding shares of common stock voted in favor of Proposal Two; however, this proposal has not quite exceeded the 50% threshold of favorable votes of all outstanding shares of common stock required for its approval. Proposal Two provides for the approval of the Dissolution of the Company, which, if approved, will authorize the Company to liquidate and dissolve in accordance with the Plan of Dissolution at the discretion of the Board of Directors.

The Company believes that pursuing the Dissolution and wind-up of the Company in accordance with the Plan of Dissolution as a result of having completed the Asset Sale provides the best opportunity and most flexibility to optimize value for stockholders and is currently in the best interests of the Company and its stockholders. As a result, the Company has adjourned the Special Meeting, as authorized by stockholders at the Special Meeting, and has continued to solicit and has received additional votes for Proposal Two. Of the votes received on Proposal Two as of the date of the reconvened Special Meeting on January 16, 2025, approximately 86.7% of those shares have voted in favor of the Dissolution. Accordingly, due to the continuing responses by stockholders to vote their shares at the Special Meeting and the favorable votes and support that has been received to date to approve Proposal Two, as well as other compelling business and financial considerations, the Company believes that it is in the best interests of stockholders to further adjourn the Special Meeting until January 30, 2025 solely with respect to Proposal Two.

Stockholders as of the October 15, 2024 record date who have yet to vote, are uncertain whether they have voted or choose to change their vote on Proposal Two are encouraged to contact NovaBay’s proxy advisory firm Sodali & Co. at 800-607-0088. Proposal Two is further described in the Definitive Proxy Statement filed with the Securities and Exchange Commission (“SEC”) on October 16, 2024 (the “Special Meeting Proxy Statement”) as supplemented by the Additional Definitive Proxy Soliciting Materials filed on November 6, 2024 and November 12, 2024.

Adjournment of Special Meeting of Stockholders

The adjourned Special Meeting will be held in a virtual format and stockholders will be able to listen and participate in the virtual Special Meeting, as well as to vote and submit questions during the live webcast of the meeting by visiting http://www.virtualshareholdermeeting.com/NBY2024SM and entering the 16‐digit control number included in your proxy card.

The Board of Directors and management requests that these stockholders consider and vote their proxies as soon as possible on Proposal Two, but no later than January 29, 2025 at 11:59 p.m. Eastern time.

Stockholders who have previously submitted their proxy or otherwise voted on Proposal Two at the Special Meeting and who do not want to change their vote need not take any action. For questions relating to the voting of shares or to request additional or misplaced proxy voting materials, please contact NovaBay’s proxy solicitor, Sodali & Co., for assistance in voting your shares by dialing U.S. Toll Free 800-607-0088.

As described in the Special Meeting Proxy Statement, stockholders may use one of the following methods to vote their shares, or to change their previously submitted vote, before the Special Meeting is reconvened on January 30, 2025 with respect to Proposal Two:

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By Internet – www.proxyvote.com. If you have Internet access, you may transmit your voting instructions up until 11:59 p.m. Eastern time on January 29, 2025, the day before the adjourned Special Meeting. Go to www.proxyvote.com. You must have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

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By telephone – 800-690-6903. You may vote using any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern time on January 29, 2025, the day before the adjourned Special Meeting. Call 1-800-690-6903 toll free. You must have your proxy card in hand when you call this number and then follow the instructions.

●	By mail – Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided.

Votes must be received by 11:59 p.m. Eastern time on January 29, 2025 to be counted. After this time, votes can only be cast during the adjourned Special Meeting on January 30, 2025, beginning at 11:00 a.m. Pacific time, at http://www.virtualshareholdermeeting.com/NBY2024SM.

Forward-Looking Statements

This news release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. These forward-looking statements are based upon the Company and its management’s current expectations, assumptions, estimates, projections and beliefs. Such statements include, but are not limited to, statements regarding the Asset Sale and its completion pursuant to the Asset Purchase Agreement, by and between PRN and the Company, dated as of September 19, 2024 and as amended on November 5, 2024, the potential Dissolution of the Company and related matters. These statements involve known and unknown risks, uncertainties and other factors that may cause actual results or achievements to be materially different and adverse from those expressed in, or implied by, these forward-looking statements. Other risks relating to NovaBay’s business, including risks that could cause results to differ materially from those projected in the forward-looking statements in this press release, are detailed in the Company’s latest Form 10-K, subsequent Forms 10-Q and/or Form 8-K filings with the SEC and the Special Meeting Proxy Statement, as supplemented including by the Supplement to the Special Meeting Proxy Statement dated as of November 12, 2024, especially under the heading “Risk Factors.” The forward-looking statements in this release speak only as of this date, and the Company disclaims any intent or obligation to revise or update publicly any forward-looking statement except as required by law.

Additional Information and Where to Find It

In connection with the solicitation of proxies, on October 16, 2024, NovaBay filed the Special Meeting Proxy Statement with the SEC with respect to the Special Meeting to be held in connection with the Asset Sale and the potential Dissolution of the Company. Promptly after filing the Special Meeting Proxy Statement with the SEC, NovaBay mailed the Special Meeting Proxy Statement and a proxy card to each stockholder entitled to vote at the Special Meeting to consider the Asset Sale and the potential Dissolution. Subsequently, the Company filed a Supplement to the Special Meeting Proxy Statement on November 12, 2024. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING THE SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT NOVABAY HAS FILED OR WILL FILE WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain, free of charge, the Special Meeting Proxy Statement, the supplements thereto, and any other relevant documents filed by NovaBay with the SEC in connection with the remaining proposal providing for the potential Dissolution at the SEC’s website (http://www.sec.gov) or at the Company’s investor relations website (https://novabay.com/investors/), or by writing to NovaBay Pharmaceuticals, Inc., Investor Relations, 2000 Powell Street, Suite 1150, Emeryville, CA 94608. The information provided on, or accessible through, our website is not part of this communication, and therefore is not incorporated herein by reference.

Participants in the Solicitation

NovaBay and its directors and executive officers may be deemed to be participants in the solicitation of proxies from NovaBay’s stockholders in connection with the Proposal Two providing for the potential Dissolution. A list of the names of the directors and executive officers of the Company and information regarding their interests in the potential dissolution, including their respective ownership of the Company’s common stock and other securities is contained in the Special Meeting Proxy Statement. In addition, information about the Company’s directors and executive officers and their ownership in the Company is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and filed with the SEC on March 26, 2024, as amended on March 29, 2024 and as modified or supplemented by any Form 3 or Form 4 filed with the SEC since the date of such filing.

NovaBay Contact

Justin Hall

Chief Executive Officer and General Counsel

510-899-8800

jhall@novabay.com

Investor Contact

Alliance Advisors IR

Jody Cain

310-691-7100

jcain@allianceadvisors.com

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